Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.2102%



        Excess Protection Level
          3 Month Average   5.97%
          June, 1999   5.16%
          May, 1999   7.65%
          April, 1999   5.11%


        Cash Yield                                  17.44%


        Investor Charge Offs                         5.06%


        Base Rate                                    7.21%


        Over 30 Day Delinquency                      4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $ 44,380,968,357.42


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 4,888,448,838.93